EXHIBIT 99.3

To 8-K dated October 18, 2005

Seacoast Banking Corporation of Florida

Third Quarter 2005 Financial Highlights

Cautionary Notice Regarding Forward-Looking Statements

This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including, without limitation, statements about the benefits of the merger between Seacoast and Century, including future financial and operating results, cost savings, enhanced revenues, and accretion to reported earnings that may be realized from the merger, as well as statements with respect to Seacoast’s and Century’s plans, objectives, expectations and intentions and other statements that are not historical facts.  Actual results may differ from those set forth in the forward-looking statements.

Forward-looking statements include statements with respect to our beliefs, plans, objectives, goals, expectations, anticipations, estimates and intentions, and involve known and unknown risks, uncertainties and other factors, which may be beyond our control, and which may cause the actual results, performance or achievements of Seacoast to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. You should not expect us to update any forward-looking statements.

You can identify these forward-looking statements through our use of words such as “may,” “will,” “anticipate,” “assume,” “should,” “indicate,” “would,” “believe,” “contemplate,” “expect,” “estimate,” “continue,” “point to,” “project,” “could,” “intend” or other similar words and expressions of the future.  These forward-looking statements may not be realized due to a variety of factors, including, without limitation: the effects of future economic conditions; governmental monetary and fiscal policies, as well as legislative and regulatory changes; the risks of changes in interest rates on the level and composition of deposits, loan demand, and the values of loan collateral, securities, and interest sensitive assets and liabilities; interest rate risks and sensitivities; the effects of competition from other commercial banks, thrifts, mortgage banking firms, consumer finance companies, credit unions, securities brokerage firms, insurance companies, money market and other mutual funds and other financial institutions operating in our market areas and elsewhere, including institutions operating regionally, nationally and internationally, together with such competitors offering banking products and services by mail, telephone, computer and the Internet; and the failure of assumptions underlying the establishment of reserves for possible loan losses.  The risks of mergers and acquisitions, include, without limitation: unexpected transaction costs, including the costs of integrating operations; the risks that the businesses of Seacoast and Century will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; the potential failure to fully or timely realize expected revenues and revenue synergies, including as the result of revenues following the merger being lower than expected; the risk of deposit and customer attrition; any changes in deposit mix; unexpected operating and other costs, which may differ or change from expectations; the risks of customer and employee loss and business disruption, including, without limitation, as the result of difficulties in maintaining relationships with employees; the risk of obtaining necessary governmental approvals of the merger on the proposed terms and schedule; the potential failure of Century’s shareholders to approve the merger; increased competitive pressures and solicitations of Century’s customers by competitors; as well as the difficulties and risks inherent in seeking to increase the volume of loans in the highly competitive Orlando market.

All written or oral forward looking statements attributable to us are expressly qualified in their entirety by this cautionary notice, including, without limitation, those risks and uncertainties described in our annual report on Form 10-K for the year ended December 31, 2004 under “Special Cautionary Notice Regarding Forward-Looking Statements,” and otherwise in our SEC reports and filings.  Such reports are available upon request from Seacoast, or from the Securities and Exchange Commission, including through the SEC’s Internet website at http://www.sec.gov.

Other Important Information About this Presentation

Century’s shareholders are urged to read the proxy statement/prospectus regarding the proposed transaction when it becomes available, because it will contain important information about Seacoast, Century and the proposed transaction.  Century’s shareholders will be able to obtain a free copy of the proxy statement/prospectus, as well as other filings containing information about Seacoast and Century, without charge, at the SEC’s Internet website at http://www.sec.gov.  Copies of the proxy statement/prospectus and the filings with the SEC that will be incorporated by reference into, or otherwise referred to in, the proxy statement/prospectus can also be obtained, without charge, by directing a written request to Seacoast Banking Corporation of Florida, 815 Colorado Avenue, Stuart, Florida 34994, Attention: Office of the Secretary, or to Century National Bank, 65 North Orange Avenue, Orlando, Florida 32801, Attention:  Office of the Secretary.

The respective directors and executive officers of Seacoast and Century and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction.  Information regarding Seacoast’s directors and executive officers is available in its proxy statement filed with the SEC by Seacoast on March 5, 2004, and information regarding Century’s directors and executive officers can be obtained upon written request to Century as provided above.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

This presentation does not constitute an offer to sell, or a solicitation of an offer to buy, shares of Seacoast’s common stock, or the solicitation of any proxies from Century’s shareholders.

Total Revenues Increase

(Dollars in thousands)	3Q-2005	3Q-2004	Growth	% Growth
Net Interest Income	$ 19,091	$ 13,498	$ 5,593	41.4%
Noninterest Income	5,279	4,830	449	9.3
Total Revenues	$ 24,370	$ 18,328	$ 6,042	33.0%

*

Excludes provision for loan losses, interest rate swap profits and losses, and securities gains and losses; calculated on a fully taxable equivalent basis using amortized cost

Overhead Ratio

	2Q-2003	3Q-2003	4Q-2003	1Q-2004
Overhead Ratio*	65.9%	67.9%	62.9%	66.7%

	2Q-2004	3Q-2004	4Q-2004	1Q-2005
Overhead Ratio*	65.1%	65.6%	65.0%	65.4%

	2Q-2005	3Q-2005
Overhead Ratio*	63.1%	63.2%

*  Excludes security gains (losses) and interest rate swap profits (losses)

Loan Growth Remains Strong at a 29.3% Growth Rate Year-over-Year, Excluding Acquisition of $107 Million in Loans

(Dollars in thousands)	3Q-2004	4Q-2004	1Q-2005	2Q-2005	3Q-2005
Loan Outstandings	$ 859,173	$ 899,547	$ 978,095	$1,148,373	$1,217,919

Commercial Lending Originations Remain Strong

(Dollars in thousands)	4Q-2004	1Q-2005	2Q-2005	3Q-2005
Commercial Originations*	$ 91,643	$ 108,827	$ 118,827	$ 124,777

*  Includes Commercial Real Estate

Deposits Up 24.9% over Last Twelve Months, Excluding Acquisition of $304 Million in Deposits

(Dollars in thousands)	3Q-2004	3Q-2005
Total Deposits	$ 1,180,957	$ 1,778,574

Deposit Mix

	3Q-2005	3Q-2004
Demand	26%	21%
Core *	64	70
Time Deposits > $100,000	10	9
Total	100%	100%

*Includes Time Deposits < $100,000

Cost of Deposits

	1Q-2004	2Q-2004	3Q-2004	4Q-2004	1Q-2005	2Q-2005	3Q-2005
Fed Funds Rate	1.00%	1.25%	1.75%	2.25%	2.75%	3.25%	3.75%
Cost of Deposits	1.04%	0.98%	1.02%	1.03%	1.00%	1.18%	1.32%

Average Earning Asset Growth

Average loans represent 62% of earning assets at September 30, 2005 compared to 60% at December 31, 2004

(Dollars in billions)	1Q-2004	2Q-2004	3Q-2004	4Q-2004	1Q-2005	2Q-2005	3Q-2005
Average Earning Assets	$1.29	$1.34	$1.35	$1.45	$1.59	$1.83	$1.89

Prime Based Loans

(Dollars in thousands)	4Q-2004	1Q-2005	2Q-2005	3Q-2005
Prime Based Loans	$181,000	$233,000	$355,000	$390,000

Total Floating Rate Assets

Floating rate assets are 31% of earning assets at September 30, 2005 versus 12% at December 31, 2004

(Dollars in thousands)	4Q-2004	1Q-2005	2Q-2005	3Q-2005
Floating Rate Assets *	$366,000	$439,000	$575,000	$600,000

* Loans, Investments and Overnight Funds

	4Q-2004	1Q-2005	2Q-2005	3Q-2005
Prime Rate	5.25%	5.75%	6.25%	6.75%

Net Interest Margin

	2Q-2004	3Q-2004	4Q-2004	1Q-2005	2Q-2005	3Q-2005
Net Interest Margin	3.84%	3.97%	3.88%	3.90%	3.91%	4.01%

Net Interest Income

(Dollars in thousands)	2Q-2004	3Q-2004	4Q-2004	1Q-2005	2Q-2005	3Q-2005
Net Interest Income	$12,784	$13,498	$14,158	$15,277	$17,867	$19,091

*

Excludes provision for loan losses; calculated on a fully taxable equivalent basis using amortized cost

Service Area

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Seminole County

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Orange County

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Brevard County

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Indian River County

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St. Lucie County

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Martin County

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Palm Beach County

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Broward County (Fort Lauderdale)